                                                                    EXHIBIT 25.1
- --------------------------------------------------------------------------------
                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                             ____________________
                                   FORM T-1

          STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) ___________
                        ______________________________

                             BANKERS TRUST COMPANY
              (Exact name of trustee as specified in its charter)

NEW YORK                                          13-4941247
(Jurisdiction of Incorporation or                 (I.R.S. Employer
organization if not a U.S. national bank)         Identification no.)


FOUR ALBANY STREET
NEW YORK, NEW YORK                                10006
(Address of principal                             (Zip Code)
executive offices)

                              BANKERS TRUST COMPANY
                              LEGAL DEPARTMENT
                              130 LIBERTY STREET, 31ST FLOOR
                              NEW YORK, NEW YORK  10006
                              (212) 250-2201
           (Name, address and telephone number of agent for service)
                       _________________________________
                          SOUTHERN INVESTMENTS UK PLC
              (Exact name of obligor as specified in its charter)

ENGLAND AND WALES                                       NONE
(State or other jurisdiction of                   (I.R.S. employer
Incorporation or organization)                    Identification no.)

800 PARK AVENUE, AZTEC WEST
ALMONDSBURY, BRISTOL BS12 4SE, ENGLAND              N.A.
(Address of principal executive offices)          (Zip Code)
                        ______________________________
                          ___% SENIOR NOTES DUE 2006
                      (Title of the indenture securities)

- --------------------------------------------------------------------------------

ITEM 1.        GENERAL INFORMATION.
               Furnish the following information as to the trustee.

               (a) Name and address of each examining or supervising authority to which it is subject.

               NAME                                     ADDRESS
               ----                                     -------

               Federal Reserve Bank (2nd District)      New York, NY
               Federal Deposit Insurance Corporation    Washington, D.C.
               New York State Banking Department        Albany, NY

               (b)  Whether it is authorized to exercise corporate trust powers.

                    Yes.

ITEM 2.        AFFILIATIONS WITH OBLIGOR.

               If the obligor is an affiliate of the Trustee, describe each such affiliation.

               None.

ITEM 3.-15.    NOT APPLICABLE

ITEM 16.       LIST OF EXHIBITS.

               EXHIBIT 1 -    Restated Organization Certificate of Bankers Trust
                              Company dated August 7, 1990 and Certificate of
                              Amendment of the Organization Certificate of Bankers Trust Company dated June 21, 1995 -
                              Incorporated herein by reference to Exhibit 1 filed with Form T-1 Statement, Registration
                              No. 33-65171.

               EXHIBIT 2 -    Certificate of Authority to commence business -
                              Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration
                              No. 33-21047.

               EXHIBIT 3 -    Authorization of the Trustee to exercise corporate
                              trust powers - Incorporated herein by reference to
                              Exhibit 2 filed with Form T-1 Statement,
                              Registration No. 33-21047.

               EXHIBIT 4 -    Existing By-Laws of Bankers Trust Company, dated
                              as amended on October 19, 1995. - Incorporated herein by reference to Exhibit 4 filed with Form
                              T-1 Statement, Registration No. 33-65171.

               EXHIBIT 5 -    Not applicable.

               EXHIBIT 6 -    Consent of Bankers Trust Company required by
                              Section 321(b) of the Act. - Incorporated herein by reference to Exhibit 4 filed with Form T-1
                              Statement, Registration No. 22-18864.

               EXHIBIT 7 -    A copy of the latest report of condition of
                              Bankers Trust Company dated as of March 31, 1996.

               EXHIBIT 8 -    Not Applicable.

               EXHIBIT 9 -    Not Applicable.

                                   SIGNATURE



          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 26th day of September, 1996.


                                        BANKERS TRUST COMPANY



                                        By: /s/ James C McDonough
                                           ----------------------------
                                                James C. McDonough
                                                Assistant Vice President

Legal Title of Bank: Bankers Trust Company               Call Date: 3/31/96            ST-BK: 36-4840           FFIEC 031
Address:             130 Liberty Street                  Vendor ID: D                  CERT: 00623              Page RC-1
City, State  ZIP:    New York, NY  10006                                                                        11
FDIC Certificate No.:/ 0 / 0 / 6 / 2 / 3

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL AND STATE-CHARTERED SAVINGS BANKS MARCH 31, 1996

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                         --------------------
                                                                                                                C400
                                                                                                    -------------------------
                                                                         Dollar Amounts  in Thousands  RCFD Bil Mil Thou
- -----------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                              / / / / / / / / / / /
 1.  Cash and balances due from depository institutions (from   Schedule RC-A):                     / / / / / / / / / / /
     a.   Noninterest-bearing balances and currency and coin(1)                                      0081        1,145,000   1.a.
     b.   Interest-bearing balances(2)............................................                   0071        1,403,000   1.b.
 2.  Securities:                                                                                    / / / / / / / / / / /
     a.   Held-to-maturity securities (from Schedule RC-B, column A)..............                   1754                 0  2.a.
     b.   Available-for-sale securities (from Schedule RC-B, column D)............                   1773        3,535,000   2.b.
 3   Federal funds sold and securities purchased under agreements to resell
     in domestic offices of the bank and of its Edge and Agreement                                   / / / / / / / / / / /
     subsidiaries, and in IBFs:                                                                      / / / / / / / / / / /
     a.   Federal funds sold......................................................                   0276        3,190,000   3.a.
     b.   Securities purchased under agreements to resell.........................                   0277        2,242,000   3.b.
4.   Loans and lease financing receivables:                                                          / / / / / / / / / / /
     a.   Loans and leases, net of unearned income (from Schedule RC-C)  RCFD 2122   24,678,000      / / / / / / / / / / /   4.a.
     b.   LESS:   Allowance for loan and lease losses....................RCFD 3123      938,000      / / / / / / / / / / /   4.b.
     c.   LESS:   Allocated transfer risk reserve........................RCFD 3128            0      / / / / / / / / / / /   4.c.
     d.   Loans and leases, net of unearned income,                                                  / / / / / / / / / / /
          allowance, and reserve (item 4.a minus 4.b and 4.c).....................                   2125        23,740,000  4.d.
5.   Assets held in trading accounts..............................................                   3545        32,261,000  5.
6.   Premises and fixed assets (including capitalized leases).....................                   2145           857,000  6.
7.   Other real estate owned (from Schedule RC-M).................................                   2150           247,000  7.
8.   Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)        2130           253,000  8.
9.   Customers' liability to this bank on acceptances outstanding.................                   2155           402,000  9.
10.  Intangible assets (from Schedule RC-M).......................................                   2143            12,000  10.
11.  Other assets (from Schedule RC-F)............................................                   2160        11,579,000  11.
12.  Total assets (sum of items 1 through 11).....................................                   2170        80,866,000  12.
                                                                                                     ----------------------

___________________________
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank:  Bankers Trust Company                 Call Date: 3/31/96       ST-BK: 36-4840           FFIEC  031
Address:              130 Liberty Street                    Vendor ID: D             CERT:                    Page  RC-2
City, State Zip:      New York, NY  10006                                                                     12
FDIC Certificate No.: / 0 / 0 / 6 / 2 / 3

SCHEDULE RC--CONTINUED
                                                                                         ----------------------------------
                                                        Dollar Amounts in Thousands       / / / / / / / /    Bil Mil Thou
- --------------------------------------------------------------------------------------   ----------------------------------
LIABILITIES                                                                               / / / / / / / / / / / /
13.  Deposits:                                                                              / / / / / / / / / / /
     a.   In domestic offices (sum of totals of columns A and C from Schedule RC-E, part    RCON 2200         7,327,000     13.a.
             (1) Noninterest-bearing(1)................RCON 6631          2,132,000.....    / / / / / / / / / / /           13.a.(1)

             (2) Interest-bearing......................RCON 6636          5,195,000.....    / / / / / / / / / / /           13.a.(2)

     b.   In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule      / / / / / / / / / / /
          RC-E part II)                                                                     RCFN 2200        18,575,000     13.b.
          (1) Noninterest-bearing...................RCON 6631             552,000           / / / / / / / / / / /           13.b.(1)

          (2) Interest-bearing......................RCFN 6636          18,023,000           / / / / / / / / / / /           13.b.(2)

14.  Federal funds purchased and securities sold under agreements to repurchase in          / / / / / / / / / / /
     domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:  / / / / / / / / / / /
     a.   Federal funds purchased......................................................     RCFD 0278         2,324,000     14.a.
     b.   Securities sold under agreements to repurchase...............................     RCFD 0279           651,000     14.b.
15.  a.   Demand notes issued to the U.S. Treasury.....................................     RCFD 2840                 0     15.a.
     b.   Trading liabilities..........................................................     RCFD 3548        18,807,000     15.b.
16.  Other borrowed money:                                                                  / / / / / / / / / / /
     a.   With original maturity of one year or less...................................     RCFD             13,784,000     16.a.
     b.   With original maturity of more than one year                                      RCFD              3,462,000     16.b.
17.  Mortgage indebtedness and obligations under capitalized leases....................     RCFD 2910            34,000     17.
18.  Bank's liability on acceptances executed and outstanding..........................     RCFD 2920           415,000     18.
19.  Subordinated notes and debentures.................................................     RCFD 3200         1,227,000     19.
20.  Other liabilities (from Schedule RC-G)............................................     RCFD 2930         9,724,000     20.
21.  Total liabilities (sum of items 13 through 20)....................................     RCFD 2948        76,330,000     21.
                                                                                            / / / / / / / / / / /
22.  Limited-life preferred stock and related surplus..................................     RCFD 3282                 0     22.
EQUITY CAPITAL                                                                              / / / / / / / / / / /
23.  Perpetual preferred stock and related surplus.....................................     RCFD 3838
24.  Common stock......................................................................     RCFD 3230         1,002,000     24.
25.  Surplus (exclude all surplus related to preferred stock)..........................     RCFD 3839           528,000     25.
26.  a.   Undivided profits and capital reserves                                            RCFD 3632         2,879,000     26.a.
     b.   Net unrealized holding gains (losses) on available-for-sale securities.......     RCFD 8434     (       8,000     26.b.
27.  Cumulative foreign currency translation adjustments...............................     RCFD 3284     (     365,000     27.
28.  Total equity capital (sum of items 23 through 27).................................     RCFD 3210         4,536,000     28.
29.  Total liabilities, limited-life preferred stock, and equity capital (sum of items      / / / / / / / / / / /
     21, 22, and 28)...................................................................     RCFD 3300        80,866,000     29.
                                                                                            --------------------------------

Memorandum
To be  reported only with the March Report of Condition.
 1.       Indicate in the box at the right the number of the statement below that best describes the                    Number
          most comprehensive level of auditing work performed for the bank by independent external              --------------------
          audoitors as of any date during 1994........................................./ RCFD  6724              2           M.I
                                                                                       ------------------------------------

1    =    Independent audit of the bank conducted in accordance        4   =  Directors' examination of the bank performed by other
          with generally accepted auditing standards by a certified           external auditors (may be required by state chartering

          public accounting firm which submits a report on the bank           authority)
2    =    Independent audit of the bank's parent holding company       5   =  Review of the bank's financial statements by external
          conducted in accordance with generally accepted auditing            auditors
          standards by a certified public accounting firm which        6   =  Compilation of the bank's financial statments
          submits a report on the consolidated holding company                auditors
          (but not on the bank separately)                             7   =  Other audit
3    =    Directors' examination of the bank conducted in              8   =   No external audit work
          accordance with generally accepted auditing standards
          by a certified public accounting firm (may be required by
          state chartering authority)

_______________________
(1) Including total demand deposits and noninterest-bearing time and savings deposits.